UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2008

InSite Vision Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-14207	94-3015807
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

965 Atlantic Ave.
Alameda, California 94501
(Address of principal executive offices)

Registrant's telephone number, including area code: 510-865-8800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 23, 2008, Sandra Heine resigned from the position of Vice President of Finance and Administration of InSite Vision Incorporated (the “Company”) to pursue other opportunities.

S. Kumar Chandrasekaran, Ph.D., Chief Executive Officer of the Company, stated, “Ms. Heine has been an outstanding contributor to the company over the past 11 years. She was a critical member of the management team, oversaw our human resources and IT functions, helped to raise capital during difficult periods of the company’s history, and directed and maintained financial discipline. InSite’s financial and internal governance processes greatly benefited from her contributions.”

Item 8.01	Other Events.

On September 22, 2008, the Company issued a press release announcing the preliminary results of the voting at the 2008 Annual Meeting of Stockholders. A copy of the press release is filed with this Form 8-K and attached hereto as Exhibit 99.1.

On September 23, 2008, the Company’s Inspector of Elections certified the results of the voting at the 2008 Annual Meeting of Stockholders. According to those results, Rick D. Anderson, Timothy P. Lynch, Timothy McInerney, Evan S. Melrose, M.D., Robert O’Holla and Anthony J. Yost were elected to the Company’s Board of Directors. Former directors S. Kumar Chandrasekaran, Ph.D., Francis W. Chen, Ph.D., Mitchell H. Friedlaender, M.D., John L. Mattana, Jon S. Saxe, Esq. and Anders P. Wiklund were not re-elected. Dr. Chandrasekaran had served as a member of the Board since 1989, Dr. Chen had served as a member of the Board since 2007, Dr. Friedlaender had served as a member of the Board since 1996, Mr. Mattana had served as a member of the Board since 1997, Mr. Saxe had served as a member of the Board since 1999, and Mr. Wiklund had served as a member of the Board since 1996.

Dr. Melrose and Mr. Anderson are affiliates of Pinto Technology Ventures, L.P., which together with its affiliates (collectively, “PTV”), based on public filings by such persons, beneficially owns 10,516,503 shares, or 10.83%, of the Company’s Common Stock. All of the directors elected at the Company’s 2008 Annual Meeting of Stockholders were nominated by PTV.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

No.	Exhibit
99.1	Press release, dated September 22, 2008, announcing preliminary results of the 2008 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2008

INSITE VISION INCORPORATED (Registrant)

By:	/s/ Louis Drapeau
Name:	Louis Drapeau
Title:	Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
99.1	Press release, dated September 22, 2008, announcing preliminary results of the 2008 Annual Meeting of Stockholders.